Form N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X ]
                       Post-Effective Amendment No. 31 [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                       Post-Effective Amendment No. 31 [X]

                                MIDAS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                  11 Hanover Square, New York, New York, 10005
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 480-6432
              (Registrant's Telephone Number, including Area Code)

                               MONICA PELAEZ, Esq.
                  11 Hanover Square, New York, New York, 10005
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

 X       immediately upon filing pursuant to paragraph (b) of Rule 485
----
____     on April 29, 2004 pursuant to paragraph (b) of Rule 485

____     60 days after filing pursuant to paragraph (a)(i) of Rule 485

____     on  (date)pursuant to paragraph (a)(i) of Rule 485

____     75 days after filing pursuant to paragraph (a)(ii) of Rule 485

____     on (date) pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box:

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   MIDAS FUNDS
                            Discovering Opportunities
                                [Graphic Omitted]


















                             o MIDAS DOLLAR RESERVES
                   o MIDAS FUND o MIDAS SPECIAL EQUITIES FUND



This prospectus, dated April 29, 2004, contains information you should know about the Funds before you invest. The operations and results of each Fund are unrelated to those of the other Funds. This combined prospectus has been prepared for your convenience so that you can consider three investment choices in one document. Please keep it for future reference.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS


SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS........................2

PAST PERFORMANCE...............................................................3

FEES AND EXPENSES OF THE FUNDS.................................................5

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS.........................5

ADDITIONAL PRINCIPAL INVESTMENT RISKS..........................................7

PORTFOLIO MANAGEMENT...........................................................8

MANAGEMENT FEES................................................................8

DISTRIBUTION AND SHAREHOLDER SERVICES..........................................8

PURCHASING SHARES..............................................................9

EXCHANGE PRIVILEGES...........................................................10

REDEEMING SHARES..............................................................10

ACCOUNT AND TRANSACTION POLICIES..............................................11

DISTRIBUTIONS AND TAXES.......................................................11

FINANCIAL HIGHLIGHTS..........................................................12

             SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS


What are the principal investment objectives of the Midas Funds?

MIDAS DOLLAR RESERVES is a money market fund seeking maximum current income consistent with preservation of capital and maintenance of liquidity.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

MIDAS SPECIAL EQUITIES FUND seeks capital appreciation.


What are the principal investment strategies of the Midas Funds?

MIDAS DOLLAR RESERVES invests in money market obligations of the U.S. Government, its agencies and instrumentalities.


MIDAS FUND invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Up to 35% of the Fund's assets may be invested in securities of selected growth companies. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment. The Fund uses futures, options, short sales, and leverage occasionally in attempting to enhance returns.


MIDAS SPECIAL EQUITIES FUND invests aggressively primarily in equity securities, often involving special situations (e.g. liquidations and reorganizations) and emerging growth companies. The Fund may sell investments when the potential of the investment appears limited or exceeded by other investment opportunities. The Fund uses futures and leverage from time to time in seeking to enhance returns.

What are the principal risks of investing in the Midas Funds?

All of the Funds (except Midas Dollar Reserves) are subject to the risks associated with:

Market. The market risks associated with investing in a Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.

Special Situations. Investments in emerging growth companies and special situations, such as reorganizations or liquidations, may involve above-average market price volatility and greater risk of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. In addition, it may be more difficult to obtain information as to the financial condition of such issuers and there is always a risk that the investment manager will not properly assess the potential for an issuer's future growth, or that an issuer will not realize its anticipated potential.

Small Capitalization. The Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small- cap stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason the Funds should be considered long term investments and not vehicles for seeking short term profit.

Foreign Investment. The Funds are subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Funds may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

Non-Diversification. The Funds are non-diversified which means that more than 5% of a Fund's assets may be invested in the securities of one issuer. As a result, each Fund may hold a smaller number of issuers than if it were diversified. Investing in a Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.

Midas Fund is also subject to the risks associated with:

Precious Metals Price. Investments in gold, silver, platinum and other natural resources are considered speculative. Their prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.

Mining. Resource mining by its nature involves significant risks and hazards to which this Fund is exposed. Even when a resource mineralization is discovered, there is no guarantee that the economically minable reserves will result. Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining.


Concentration Risk. The Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.


Midas Dollar Reserves is subject to the following risk: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in debt and mortgage-backed securities issued by government-sponsored enterprises, although the issuer may be chartered or sponsored by Acts of Congress, are neither insured nor guaranteed by the United States Treasury. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


                                PAST PERFORMANCE


The bar charts provide some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The tables compare the Funds' average annual returns for the 1, 5 and 10 year periods with appropriate broad-based securities market indices (except in the case of Midas Dollar Reserves) and in so doing, also reflect the risks of investing in the Funds. The Standard & Poor's 500 Stock Index ("S&P 500") is an index that is unmanaged and fully invested in common stocks. The Morningstar Specialty Fund-Precious Metals Average ("PMA") is an equally weighted average of the managed precious metals funds tracked by Morningstar. The Russell 2000 Index is an index that is unmanaged and fully invested in common stocks of small companies. The Lipper U.S. Government Money Market Funds Average ("LMMFA") is a straight average of all money market funds that invest principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days and which intend to keep a constant net asset value ("NAV"). Both the bar charts and the tables assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.



   MIDAS DOLLAR RESERVES - Year-by-year total return as of 12/31 each year (%)



      3.39          4.99          4.74          4.96          4.69
      ----          ----          ----          ----          ----
      1994          1995          1996          1997          1998

      4.38          5.74          3.11          0.63          0.15
      ----          ----          ----          ----          ----
      1999          2000          2001          2002          2003

                                  Best Quarter:
                                    7/00-9/00
                                      1.54%

                                 Worst Quarter:
                                    7/03-9/03
                                      0.06%




     For information on the Fund's 30-day annualized yield, call toll-free 1-800-400-MIDAS (6432).



       Average annual total return for the periods ended December 31, 2003


                            1 Year                 5 Years              10 Years
                            ------                 -------              --------
Midas Dollar Reserves        0.15%                  2.79%                3.66%
LMMFA                        0.47%                  3.03%                3.92%

        MIDAS FUND - Year-by-year total return as of 12/31 each year (%)

           (17.27)      36.73       21.22        (59.03)    (28.44)
            -----       -----       -----         -----      -----
             1994        1995        1996          1997       1998

            (9.93)     (38.24)      13.10         61.05      43.79
             ----       -----       -----         -----      -----
             1999        2000        2001          2002       2003



                                  Best Quarter:
                                    1/96-3/96
                                     35.76%

                                 Worst Quarter:
                                   10/97-12/97
                                    (40.90)%




      Average Annual Total Returns For the periods ended December 31, 2003


                                                                           1 Year                5 Years          10 years
                                                                           ------                -------          --------
Return Before Taxes                                                        43.79%                 7.82%           (5.21)%
Return After Taxes on Distributions                                        43.79%                 7.82%           (5.47)%
Return After Taxes on Distributions and Sale of Fund Shares                28.46%                 6.43%           (3.92)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)          28.68%                (0.53)%           11.09%
PMA (reflects no deduction for fees, expenses or taxes)                    57.55%                 21.70%           3.47%



       MIDAS SPECIAL EQUITIES FUND - Year-by-year total return as of 12/31 each year (%)




       (16.54)       40.47         1.06          5.23       (5.00)
       -------       -----         ----          ----        ----
        1994          1995         1996          1997        1998

        30.58       (21.18)      (27.82)       (10.66)       4.88
        -----        -----        -----         -----        ----
         1999         2000         2001          2002        2003



                                  Best Quarter:
                                   10/99-12/99
                                     35.37%

                                 Worst Quarter:
                                    7/98-9/98
                                    (26.91)%



      Average Annual Total Returns for the periods ended December 31, 2003

                                                                                       1 Year            5 Years            10 years
                                                                                       ------            -------            --------
Return Before Taxes                                                                    4.88%             (6.99)%            (1.91)%
Return After Taxes on Distributions                                                    4.88%             (7.15)%            (2.86)%
Return After Taxes on Distributions and Sale of Fund Shares                            3.17%             (5.37)%            (1.61)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      28.68%            (0.53)%             11.09%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)                 47.25%             7.17%              9.50%



The returns shown above include the effect of reinvesting dividends and capital gains. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Because actual after-tax returns depend on a shareholder's tax situation, returns may vary from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.

                         FEES AND EXPENSES OF THE FUNDS

As an investor, you pay certain fees and expenses in connection with the Fund described in the following tables. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases............................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.................NONE
Redemption Fee within 30 days of purchase (all Funds except
Midas Dollar Reserves).....................................................1.00%

Your account will be charged a $20 small account fee if its value on the next to last business day of the calendar year is less than $500, unless an IRA or you participate in the Midas Automatic Investment Program.

Annual Fund Operating Expenses (expenses as % of average daily net assets that are deducted from Fund assets)


                                                           Distribution and                                   Total Annual Fund
                                 Management Fees         Service (12b-1) Fees        Other Expenses*          Operating Expenses
                             ------------------------  ------------------------  ------------------------  ------------------------
Midas Dollar Reserves                 0.50%                     0.25%                     1.00%                     1.75%**
Midas Fund                            1.00%                     0.25%                     1.19%                     2.44%
Midas Special Equities Fund           0.94%                     1.00%                     1.73%                     3.67%


* Includes the reimbursement by each Fund to the investment manager for accounting and other administrative services which are authorized by the Board of Directors and interest and fee expense on borrowings.
** Beginning on June 4 , 2001, the investment manager and the distributor began voluntarily reimbursing all of their fees. These voluntary reimbursements may be terminated at any time. Taking these reimbursements into account of average net assets for the fiscal year ending December 31, 2003, management fees were 0.00%, distribution and service (12b-1) fees were 0.00% and total annual Fund operating expenses were 1.00%. Commencing July 10, 2003, the Investment Manager voluntarily has absorbed certain Fund expenses so that the Fund's current one day yield equals or exceeds 0.05%. Without such voluntary absorption of expenses, the Fund's yield would have been 0.04% from July 1, 2003 to December 31, 2003. This arrangement may be discontinued by the Investment Manager at any time.



EXAMPLE:
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         One Year              Three Years              Five Years              Ten Years
                                  ----------------------  ----------------------  ---------------------- -----------------------
Midas Dollar Reserves                      $178                    $551                    $949                  $2,062
Midas Fund                                 $247                    $761                   $1,301                 $2,776
Midas Special Equities Fund                $369                  $1,123                   $1,899                 $3,924


             PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS


MIDAS DOLLAR RESERVES seeks maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government. These issuers may be chartered or sponsored by Acts of Congress, but their securities are neither insured nor guaranteed by the United States Treasury.


     The Fund is a money market fund and as such is subject to specific Securities and Exchange Commission (SEC) rules. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")).

     The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) up to one-third of the Fund's total assets.

     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum, or other natural resources and gold, silver, and platinum bullion. The Fund will invest at least 65% of its total assets in (i) securities of companies involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities.

     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it also may consider an investment's income generating capacity as well. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions. When seeking to achieve its secondary objective of income, the Fund will normally invest in fixed income securities of issuers with investment grade ratings.


     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as restricted securities, liquidations and reorganizations.


     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Principal Risks
--------------------------------------------------------------------------------


     The Fund's investments can be significantly affected by developments in the precious metals and resource industries and are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum and other natural resources could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries.

     Investments related to gold, silver, platinum and other natural resources are considered speculative. Bullion and coins do not generate income, unless loaned, and their returns to the Fund are from gain or loss realized on sale. The Fund pays custody costs to store its bullion and coins.


     Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that economically minable reserves will result. Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.


     The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities. Debt securities, in general, are subject to interest rate risk, with the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates and credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay.


     The Fund invests in companies that are small or thinly capitalized. Such companies usually are more vulnerable than larger companies to adverse business or economic developments.


     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.

MIDAS SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation. The Fund invests primarily in equity securities, often involving special situations, such as liquidations and reorganizations, and emerging growth companies. The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings and similar ratios. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.


     In attempting to achieve capital appreciation, the Fund may employ aggressive and speculative investment strategies. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices.

     The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Principal Risks
--------------------------------------------------------------------------------

     The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

     The Fund may invest significantly in emerging companies and special situations, which include companies undergoing unusual or possibly one-time developments such as reorganizations or liquidations. These investments may involve above-average market price volatility and greater risk of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. In addition, it may be more difficult to obtain information as to the financial condition of such issuers and there is always a risk that the investment manager will not properly assess the potential for an issuer's future growth, or than an issuer will not realize that potential.

     The Fund may use leverage and engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.

                      ADDITIONAL PRINCIPAL INVESTMENT RISKS

Some additional principal risks that apply to all of the Funds (except Midas Dollar Reserves) are:

Short-selling and Options and Futures Transactions. Each Fund may engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Each Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Possible losses from short sales differ from losses that could be incurred from purchases of securities. Losses on securities sold short are theoretically unlimited because a Fund's loss arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security's value cannot drop below zero.

Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of each Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

Active Trading. Each Fund may trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions, and accordingly lower the Fund's after-tax performance.

Illiquid Securities. Each Fund may invest up to 15% of its assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded.

Concentration Risk. Midas Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.

All of the Funds are subject to the principal risks associated with:

Interest Rates, Credit Risk and Call Risk of Debt Securities. Each Fund may invest in fixed-income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Funds invest. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Funds may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Funds will determine in large part whether the Funds achieve their investment objectives.

                              PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager of each of the Funds. It provides day-to-day advice regarding portfolio transactions for each Fund. The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. Its address is 11 Hanover Square, New York, New York 10005.


Marion E. Morris and John F. Ramirez co-manage Midas Dollar Reserves. Ms. Morris has been a Senior Vice President of the investment manager and all the Funds since 2000. She is Director of Fixed Income and a member of the Investment Policy Committee of the investment manager. Mr. Ramirez has been Vice President of Midas Dollar Reserves and Assistant Vice President of the Investment Manager since 2002.

Thomas B. Winmill has served as the portfolio manager of Midas Fund since 2002. He has been president of the investment manager since 1995 and the distributor since 1991. He also serves as president and director for the Funds. He has served as a member of the investment manager's Investment Policy Committee since 1990. As the current Chairman of the Investment Policy Committee, he helps establish general investment guidelines. He is a member of the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc.

Bassett S. Winmill has served as the portfolio manager of Midas Special Equities Fund since 1999. He is the Chief Investment Strategist of the investment manager and a member of its Investment Policy Committee. Prior to serving as portfolio manager to Midas Special Equities Fund, he was Chairman of the Investment Policy Committee. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts.


                                 MANAGEMENT FEES


Each Fund pays a management fee to the investment manager at an annual rate based on each Fund's average daily net assets. Midas Fund pays a management fee of 1.00% on the first $200 million of average daily net assets, declining thereafter. Midas Special Equities Fund pays a management fee of 1.00% on the first $10 million of average daily net assets, declining thereafter. Midas Dollar Reserves pays a management fee of 0.50% on the first $250 million of average daily net assets, declining thereafter. For the fiscal year ended December 31, 2003, Midas Fund, Midas Special Equities Fund and (before waivers/reimbursement) Midas Dollar Reserves paid the investment manager a fee of 1.00%, 0.94% and 0.50%, respectively, of the Fund's average daily net assets.


                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Funds and provides distribution and shareholder services. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services based on each Fund's average daily net assets, as shown below. These fees are paid out of the Fund's assets on an ongoing-basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Midas Dollar Reserves and Midas Fund each pay a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Midas Special Equities Fund pays a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets.

                                PURCHASING SHARES


Your price for Fund shares is the Fund's next calculation, after the order is placed, of NAV per share which is determined as of the close of regular trading on the New York Stock Exchange ("Exchange")(currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the Exchange is open. Investments in Midas Dollar Reserves received before 4 p.m., eastern time, receive that day's NAV and are entitled to receive dividends commencing the next business day. The Funds' shares will not be priced on the days on which the Exchange is closed for trading If you purchase shares through a broker, that broker may charge separate transaction fees on the purchase and/or sale of such shares. Certificates will not be issued and all shares will be kept by book entry in the stock transfer books of the Fund's transfer agent.



                              Opening Your Account

By Check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check to Investor Service Center, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments below). Checks must be payable to the order of Midas Funds in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, the amount to be wired, and to be assigned a Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to:
Huntington National Bank, ABA #04-40-00024; for Account 01-89215-157-7; name of Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed. For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

                               Minimum Investments


Account Type                      Initial         Subsequent     IRA Accounts                     Initial         Subsequent
------------------------------ --------------  ----------------  ---------------------------- ---------------- -----------------
Regular                            $1,000            $100        Traditional, Roth IRA             $1,000            $100
UGMA/UTMA                          $1,000            $100        Spousal, Rollover IRA             $1,000            $100
403(b) plan                        $1,000            $100        Education Savings Account         $1,000            $100
Automatic Investment Program        $100             $100        SEP, SAR-SEP, SIMPLE IRA          $1,000            $100


Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

                       Midas Automatic Investment Program

Plan                                     Description
--------------------------------------- -----------------------------------------------------------------
Midas Bank Transfer Plan                 For making automatic investments from a designated bank account.
Midas Salary Investing Plan              For making automatic investments through a payroll deduction.
Midas Government Direct Deposit Plan     For making automatic investments from your federal employment,
                                         Social Security or other regular federal government check.


Shareholder Identification Program. The Fund will close an account within 20 business days of account opening at the NAV of the Fund on the day the account is closed if it cannot be reasonably certain of the customer's identity. The Fund's transfer agent will correspond with the shareholder to advise them, if appropriate, of why their account is being closed and the efforts conducted to attempt to verify their identity.


For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.


Adding to Your Account

By Check. Complete a Midas Funds FastDeposit form which is detachable from your account statement and mail it, along with your check, drawn to the order of the Fund, to Investor Service Center, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments above).

If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund and the name of the registered owner.


By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the same business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check and a New Technology Medallion Guaranteed Stamp (see Minimum Investments above). To initiate an EFT transaction, call 1-800-400-MIDAS (6432) or visit www.midasfunds.com.


By Wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures under "Opening Your Account" (see Minimum Investments above).


Valuations. Except for Midas Dollar Reserves, Fund investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Fund's board. In the case of Midas Dollar Reserves, the Fund values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.


                               EXCHANGE PRIVILEGES

You may exchange at least $500 worth of shares of a Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold in your state of residence, and the exchange may otherwise legally be made). To exchange shares, please call Investor Service Center toll-free at 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on any business day of the Fund and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number.

                                REDEEMING SHARES

Generally, you may redeem shares of the Funds by any of the methods explained below. Requests for redemption should include the following information: name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and name and address or wire information of person to receive proceeds. Shares of all Funds (except Midas Dollar Reserves) redeemed within 30 days of purchase will be subject to a 1% redemption fee.

In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By Mail. Write to Investor Service Center, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.


Midas Dollar Reserves Check Writing Privilege for Easy Access. Upon request, you may establish free, unlimited check writing privileges, with only a $250 minimum per check, through Midas Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. You will be subject to a $20 charge for refused checks, which may change without notice. To obtain checks, please call an Investor Service Representative between 8 a.m. and 6 p.m., eastern time, on business days, at 1-800-400-MIDAS (6432). The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 15 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account changes each day as a result of daily dividends, you should not attempt to close an account by writing a check. Canceled checks are not returned to shareholders, although copies will be available upon request.


By Telephone or Internet. To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) to speak with an Investor Service Representative between 8 a.m. and 6 p.m., eastern time, on business days. For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

     For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.


     For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank. Shareholder shall incur a $10 fee per wire transfer.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Telephone Privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent if the Fund followed reasonable procedures.

Assignment. You may transfer your Fund shares to another owner. For instructions, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative.

Redemption Fee. Each Fund (other than Midas Dollar Reserves) is designed as a long term investment, and short term trading is discouraged. If shares of any Fund (other than Midas Dollar Reserves) held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged. Redemption fees are retained by the Fund.

Redemption payment. Payment for shares redeemed will ordinarily be made within three business days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase.

Accounts with Below-Minimum Balances. Your account will be charged a $20 small account fee if its value on the next to last business day of the calendar year is less than $500, unless an IRA or you participate in the Midas Automatic Investment Program. The Fund may redeem, at any time, at current net asset value all shares owned or held by any one shareholder having an aggregate current net asset value of any amount ($500 in the case of Midas Special Equities Fund), subject to the requirements of applicable law. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents. Shareholders in a family residing at the same address will receive one copy of the Midas Funds prospectus and shareholder report to share with all members of the family who invest in Midas Funds. If at any time you would like to receive separate copies of the Midas Funds prospectus or shareholder report, please call 1-800-400-MIDAS (6432) and an Investor Service Representative will be happy to change your delivery status. The material will be sent within 30 days of your request.

                             DISTRIBUTIONS AND TAXES

Distributions. Each Fund (except Midas Dollar Reserves) pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Income dividends and capital gains, if any, are normally declared and paid annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise.


Midas Dollar Reserves declares dividends each day from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) to shareholders of record as of the close of regular trading on the Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 4 p.m. eastern time are entitled to receive dividends commencing the next business day. Shares redeemed by 4 p.m. eastern time are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Fund business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling 1-800-400-MIDAS between 8 a.m. and 6 p.m., eastern time, on business days. Any election will remain in effect until you notify Investor Service Center to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.


Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                                 Tax treatment
---------------------------------------------------         -------------------------------------------------------------
Income dividends                                            Ordinary income
Short term capital gains distributions                      Ordinary income
Long term capital gains distributions                       Capital gains
Sales or exchanges of shares held for more than one year    Capital gains or losses
Sales or exchanges of shares held for one year or less      Gains are treated as ordinary income; losses are subject to special rules


Distributions are generally taxable whether or not a shareholder receives such dividends in additional shares or elects to receive cash. Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution which normally takes place in December. Normally, each January, the Fund issues tax information on its distributions for the previous year. Dividends representing net investment income and distributions of net short-term capital gains are taxable as ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets). Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                              FINANCIAL HIGHLIGHTS


The following tables describe the Funds' performance for the past five years. Each Fund's fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Funds' independent accountants, whose report, along with the Funds' financial statements, are included in the combined Annual Report, which is available upon request.



                              MIDAS DOLLAR RESERVES

                                                                          Years Ended December 31,
                                                          --------------------------------------------------------
                                                          2003         2002         2001        2000         1999
                                                          ----         ----         ----        ----         ----
PER SHARE DATA
Net asset value at beginning of period................   $1.000       $1.000      $1.000       $1.000       $1.000
                                                         ------       ------      ------       ------       ------
Income from investment operations:
   Net investment income..............................    .002         .007        .031         .056         .043
Less distributions:
   Distributions from net investment income...........   (.002)       (.007)      (.031)       (.056)       (.043)
   Distributions from paid-in capital.................      -            -           -            -            -
                                                           ---          ---         ---          ---          --
Net asset value at end of period......................   $1.000       $1.000      $1.000       $1.000       $1.000
                                                         ======       ======      ======       ======       ======
TOTAL RETURN..........................................    0.15%        0.63%       3.11%        5.74%        4.38%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)...........   $18,638      $20,970     $25,991      $58,502      $64,250
Ratio of expenses to average net assets (a)(b)........     0.99%        1.09%       1.11%        0.84%        0.94%
Ratio of net investment income to average net assets (c)   0.16%        0.69%       3.51%        5.54%        4.30%


** Annualized.
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.75%, 1.84%, 1.64%, 1.09%, and 1.34%, for the years ended December 31, 2003, 2002,
2001, 2000, and 1999, respectively. (b) Ratio after transfer agent and custodian fee credits was 1.06% and 0.80% for the years ended December 31, 2001 and 2000 respectively. (c) Ratio prior to waiver by the Investment Manager and Distributor was (0.60)%, (.06)%, 2.92%, 5.29%, and 3.90% for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.


                                   MIDAS FUND

                                                                                Years Ended December 31,
                                                           -----------------------------------------------------------------
                                                           2003            2002           2001           2000           1999
                                                           ----            ----           ----           ----           ----
PER SHARE DATA*
Net asset value at beginning of period................     $1.53           $.95           $.84          $1.36          $1.51
                                                           -----           ----           ----          -----          -----
Income from investment operations:
   Net investment loss................................     (.02)           (.01)          (.01)          (.02)          (.01)
   Net realized and unrealized gain (loss)............      .69             .59            .12           (.50)          (.14)
                                                            ----            ----           ----          ------         ------
         Total from investment operations.............      .67             .58            .11           (.52)          (.15)
                                                            ----            ----           ----          ------         ------
Net asset value at end of period......................     $2.20          $1.53           $.95           $.84          $1.36
                                                           =====          =====           ====           ====          =====
TOTAL RETURN..........................................     43.79%         61.05%         13.10%        (38.24)%        (9.93)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)...........    $67,123       $54,789         $38,558        $34,820        $71,820
Ratio of expenses before interest expense.............      2.27%          2.51%          2.69%          3.10%          2.55%
Ratio of expenses to average net assets (a)...........      2.44%          2.58%          2.83%          3.48%          2.81%
Ratio of net investment loss to average net assets....     (1.28)%        (.93)%         (.75)%        (2.35)%         (.80)%
Portfolio turnover rate...............................       54%            61%           109%            74%            27%


*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio after transfer agent and custodian credits was 2.81%, 3.40%, and 2.73%, for the years ended December 31, 2001, 2000, and 1999, respectively.

                           MIDAS SPECIAL EQUITIES FUND

                                                                                 Years Ended December 31,
                                                             ---------------------------------------------------------------
                                                             2003           2002           2001           2000          1999
                                                             ----           ----           ----           ----          ----
PER SHARE DATA*
Net asset value at beginning of period..................    $12.91         $14.45         $20.02        $26.56         $20.34
                                                            ------         ------         ------        ------         ------
Income from investment operations:
   Net investment loss..................................     (.12)          (.15)          (.17)         (.39)          (.27)
   Net realized and unrealized gain (loss)..............      .75          (1.39)         (5.40)        (5.27)          6.49
                                                              ---          ------         ------        ------          ----
         Total from investment operations...............      .63          (1.54)         (5.57)        (5.66)          6.22
Less distributions:
   Distributions from net realized gains................       -              -              -           (.88)             -
                                                              ---            ---            ---         -------          ----
   Net increase (decrease) in net asset value...........      .63          (1.54)         (5.57)        (6.54)          6.22
                                                              ---          ------         ------        ------        ------
Net asset value at end of period........................    $13.54         $12.91         $14.45        $20.02         $26.56
                                                            ======         ======         ======        ======         ======
TOTAL RETURN............................................     4.88%        (10.66)%       (27.82)%      (21.18)%        30.58%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).............    $18,044        $18,884        $22,695       $29,036        $41,629
Ratio of expenses before interest expense...............      3.47%          3.41%          3.37%         2.77%          2.71%
Ratio of expenses to average net assets (a).............      3.67%          3.69%          3.81%         3.44%          3.13%
Ratio of net investment loss to average net assets......     (0.99)%        (1.08)%        (1.12)%       (1.77)%        (1.44)%
Portfolio turnover rate.................................       29%            20%           102%           248%          159%


*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio after transfer agent and custodian fee credits was 3.80%, 3.42%, and 3.04% for the years ended December 31, 2001, 2000, and 1999, respectively.

                                 PRIVACY POLICY


At Midas we recognize the importance of protecting the personal and financial information of Fund shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by Midas to protect Fund shareholders' privacy. Midas may obtain information about you from the following sources: Information we receive from you on applications, forms, and other information you provide to us whether in writing, by telephone, electronically or by any other means and information regarding your transactions with us, our corporate affiliates, or others. Midas does not sell Fund shareholder personal information to third parties. Midas will collect and use Fund shareholder personal information only to service shareholder accounts. This information may be used by Midas in connection with providing services or financial products requested by Fund shareholders. Midas will not disclose Fund shareholder personal information to any unaffiliated third party except as permitted or required by law. Midas takes steps to safeguard Fund shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a Fund shareholder, Midas' Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.


Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

                              FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available free upon request:

o Annual/Semi-Annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds' managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during the last fiscal year.

o Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds' policies, investment restrictions, and business structure. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information

o    By telephone, call
         1-800-400-MIDAS (6432) to speak to an Investor Service Representative, 8:00 a.m. to 6:00 p.m., eastern time, on business days and for 24 hour, 7 day a week automated shareholder services.

o    By mail, write to:
         Midas Funds
         P.O. Box 6110
         Indianapolis, IN 46206-6110

o    By e-mail, write to:
         info@midasfunds.com

o    On the Internet, Fund documents
         can be viewed online or downloaded from:
         SEC at http://www.sec.gov, or
         Midas Funds at http://www.midasfunds.com


You can also obtain information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (for information, call (202) 942-8090). Reports and other information about the Funds are available on the EDGAR database or the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Funds' Investment Company Act file numbers are as follows: 811-04625 (Midas Special Equities Fund); 811-04316 (Midas Fund); and 811-02474 (Midas Dollar Reserves).








                                                                      MF-C-4/04

Statement of Additional Information                    1933 Act File No. 2-98229
April 29, 2004                                        1940 Act File No. 811-4316


                                MIDAS FUND, INC.
                                11 Hanover Square
                               New York, NY 10005
                             1-800-400-MIDAS (6432)

     This Statement of Additional Information regarding Midas Fund, Inc. ("Fund") is not a prospectus and should be read in conjunction with the Fund's Prospectus dated April 29, 2004. The Prospectus is available to prospective investors without charge upon request by calling 1-800-400-MIDAS (6432).

     The most recent Annual Report and Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

THE FUND'S INVESTMENT PROGRAM..................................................2

INVESTMENT RESTRICTIONS........................................................5

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......................6

INVESTMENT COMPANY COMPLEX....................................................12

OFFICERS AND DIRECTORS........................................................12

PROXY VOTING..................................................................15

INVESTMENT MANAGER............................................................15

INVESTMENT MANAGEMENT AGREEMENT...............................................15

CALCULATION OF PERFORMANCE DATA...............................................16

DISTRIBUTION OF SHARES........................................................18

DETERMINATION OF NET ASSET VALUE..............................................19

PURCHASE OF SHARES............................................................20

ALLOCATION OF BROKERAGE.......................................................20

DISTRIBUTIONS AND TAXES.......................................................22

CAPITAL STOCK INFORMATION.....................................................23

REPORTS TO SHAREHOLDERS.......................................................24

CUSTODIAN AND TRANSFER AGENT..................................................24

AUDITORS......................................................................24

FINANCIAL STATEMENTS..........................................................24

APPENDIX A - DESCRIPTIONS OF BOND RATINGS.....................................25

APPENDIX B - PROXY VOTING.....................................................27

                          THE FUND'S INVESTMENT PROGRAM

     The following information supplements the information concerning the investment objectives, policies and limitations of the Fund found in the Prospectus. The Fund is a non-diversified open-end management investment company organized as a Maryland corporation in 1995. Prior to August 28, 1995, the Fund operated under the name "Excel Midas Gold Shares, Inc.," a Minnesota corporation organized in 1985.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds.

     Foreign Securities. Because the Fund may invest in foreign securities, investment in the Fund involves investment risks of adverse political and economic developments that are different from an investment in a fund which invests only in the securities of U.S. issuers. Such risks may include adverse movements in the market value of foreign securities during days on which the Fund's net asset value per share is not determined (see "Determination of Net Asset Value"), the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of dividends or principal and interest on securities in the portfolio.

     The Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

     Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, and limitations on the use or removal of funds or other assets.

     The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser.

     The Fund may invest in securities of issuers based in emerging markets. The risks of foreign investment are greater for investments in emerging markets.

     Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

     Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

     Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

     To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. In such a case, the Fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

     Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

     The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

     Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be curtailed and prices for the Fund's portfolio securities in such markets may not be readily available.

     U.S. Government Securities. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities backed by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. In addition, the U.S. government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. government's full faith and credit.

     Borrowing. The Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"), which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

     Lending. Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

     The Fund may lend up to one-third of its total assets to other parties, although it has no current intention of doing so. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be of good standing and when, in the Investment Manager's judgment, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

     Illiquid Assets. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

     Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the U.S., are not included within the meaning of the term "illiquid assets."

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Certain of these instruments (excluding municipal securities) are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices resulting in liquidity problems.

     The Fund's Board of Directors has delegated the function of making day-to-day determinations of liquidity to Midas Management Corporation ("Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on liquidity determinations to the Board of Directors.

     Repurchase Agreements. A repurchase agreement is an agreement under which either U.S. government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim.

     Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. The Fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund could be delayed or limited.

     Convertible Securities. The Fund may invest in convertible securities which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and
(iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

     Preferred Securities. The Fund may invest in preferred stocks of U.S. and foreign issuers that, in the Investment Manager's judgment, offer potential for growth of capital and income. Such equity securities involve greater risk of loss of income than debt securities because issuers are not to pay dividends. In addition, equity securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial condition of the issuers of such securities.

     Lower Rated Debt Securities. The Fund is authorized to invest up to 35% of its total assets in debt securities rated below investment grade, commonly referred to as "junk bonds", although it has no current intention of investing more than 5% of its net assets in such securities during the coming year. Ratings of investment grade include, the four highest ratings of Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, or BBB) and Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa). Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers' capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

     Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Appendix to this Statement of Additional Information for further information regarding S&P's and Moody's ratings.

     Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to adverse changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such decline in price will not recur. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower rated securities, especially in a thinly traded market.


     Short Sales. The Fund may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate cash or liquid securities at such a level that the segregated amount plus the amount deposited with the broker as collateral (i) will equal the current value of the security sold short and (ii) will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. The Fund may sell short up to 100% of its total assets.


                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Except for the percentage limitations referred to below in (1) with respect to borrowing, and in (i) with respect to illiquid securities, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction. The Fund may not:

1. Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets);

2. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

3. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

4. Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c) forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

5.   Lend its assets, provided however, that the following are not prohibited:
     (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short ter obligations in accordance with the Fund's investment objectives and policies, and (c) engaging in securities, precious metals, and other asset loan transactions to the extent permitted by the 1940 Act; or

6. Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities prohibited by this provision: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and
     (ii) short sales.

     The Fund's Board of Directors has established the following non-fundamental investment limitations that may be changed by the Board without shareholder approval:

     The Fund may:

     (i) Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

     (ii) Purchase securities issued by other investment companies to the extent permitted under the 1940 Act.

     (iii) Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES


     Regulation of the Use of Options, Futures and Forward Currency Contract Strategies. As discussed in the Prospectus, the Fund may purchase and sell options (including options on precious metals, foreign currencies, equity and debt securities, and securities indices), futures contracts (or "futures") (including futures contracts on precious metals, foreign currencies, securities and securities indices), options on futures contracts and forward currency contracts in attempting to enhance returns by speculation or for hedging purposes. Certain special characteristics of and risks associated with using these instruments are discussed below. In addition to the investment guidelines (described below) adopted by the Fund to govern investment in these instruments, its use of options, forward currency contracts and futures is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the Commodity Futures Trading Commission ("CFTC") and the various state regulatory authorities.


     The Fund's ability to use options, forward contracts and futures may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any hedging or yield or income enhancement strategy used will be successful. The Fund's ability to successfully utilize these instruments will depend on the Investment Manager's ability to predict accurately movements in the prices of the assets being hedged and movements in securities, interest rates, foreign currency exchange rates and precious metals prices. There is no assurance that a liquid secondary market for options and futures will always exist, and the correlation between hedging instruments and the assets being hedged may be imperfect. There can be no assurance that the techniques described herein will provide adequate hedging or that such techniques are or will be actually or effectively available due to liquidity, costliness, or other factors. Hedging maneuvers may fail and investors should not assume the availability of any of the hedging opportunities described herein. In any event, the Investment Manager will not attempt perfect balancing, through hedging or otherwise, and the Fund might not use any hedging techniques, as described herein or otherwise. It also may be necessary to defer closing out hedged to avoid adverse tax consequences.


     In addition to the products, strategies and risks described below the Investment Manager may discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available should the Investment Manager develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with the Fund's investment objective, permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's registration statement will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.

     Cover for Options, Futures and Forward Currency Contract Strategies. Transactions using these instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid securities whose value is marked to the market daily, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require,
(1) set aside or segregate cash or liquid securities whose value is marked to the market daily in the prescribed amount, or (2) enter into an offsetting ("covered") position in securities, currencies or other options or futures contracts. Assets used for cover cannot be sold or closed while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations.

     Option Income and Hedging Strategies. The Fund may purchase and write
(sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities, currencies or other instrument underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

     The Fund may purchase put options on securities in order to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. A put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

     The Fund may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other selected securities, the values of which historically have positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of those securities below the level sought to be protected by the put option.

     The Fund may write call options on securities for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security to a level in excess of the option's exercise price, and the option is exercised, the Fund would be obligated to sell the security at less than its market value. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value). The Fund generally would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding.

     The Fund also may write put options on securities. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. If a put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.


     The Fund may purchase and sell put and call options on securities indices, precious metals and currencies, in much the same manner as the more traditional securities options discussed above. Index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.


     The Fund may purchase and write straddles on securities and securities indexes. A long straddle is a combination of a call and a put purchased on the same securities index where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same securities index where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such a case, the Fund will set aside cash or segregate cash or liquid assets equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying securities index.

     Foreign Currency Options and Related Risks. The Fund may purchase and sell options on foreign currencies to enhance returns by speculation or to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase or to enhance return. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund can also purchase and sell options on foreign currencies in order to attempt to increase the Fund's yield.


     The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.


     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the inter-bank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

     Special Characteristics and Risks of Options Trading. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.


     In considering the use of options to enhance returns by speculation or to hedge the Fund's portfolio, particular note should be taken of the following:


     (1) The value of an option position will reflect, among other things, the current market price of the underlying security, securities index, precious metal or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, securities index, precious metal or currency and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities, precious metals or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

     (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, securities index, precious metal or currency during the term of the option. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.


     (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that appear to be willing to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counter party to an OTC option, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund may maintain a covered position with respect to call options it writes on a security, currency, precious metal or securities index, it may not sell the underlying securities, precious metal or currency (or invest any cash or securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

     (4) Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, it cannot cover its obligation under the call index option by holding the underlying securities. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available, runs the risk that the level of the underlying index may subsequently change.


     (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs and taxes; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.


     Futures and Related Options Strategies. The Fund may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests (or intends to acquire) ) or to enhance returns by speculation. Hedging strategies may involve, among other things, using futures strategies to manage the effective duration of the Fund. If the Investment Manager wishes to shorten the Fund's effective duration, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the Fund's effective duration, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option. Futures contracts and options thereon can also be purchased and sold to attempt to enhance income or returns by speculation. The Fund may purchase or sell futures contracts or options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance returns by speculation.


     The Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.


     The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write put options on interest rate futures contracts as a hedge or to enhance returns by speculation and may write call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in its portfolio. The Fund may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the its portfolio and to enhance returns by speculation.

     The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a market or market sector advance is anticipated. Such a purchase of a futures contract could serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion or as part of an attempt to seek capital gain by speculation. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

     As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund also may purchase put options on securities index futures contracts as part of an attempt to seek capital gain by speculation. The purchase of put options on securities index futures contracts can be analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund as part of an attempt to seek capital gain by speculation.

     The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of foreign currencies in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund's foreign securities holdings or interest payments to be received in that foreign currency or to enhance return by speculation. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency or to enhance returns by speculation. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign currency exchange rates or the value of its foreign portfolio securities or to enhance returns by speculation. The Fund may write a put option on a foreign currency futures contract as a partial anticipatory hedge and may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign currency exchange rates on the value of foreign securities.

     The Fund may also purchase these instruments to enhance income or return by speculaiton, for example by writing options on futures contracts. In addition, the Fund can use these instruments to change its exposure to securities or precious metals price changes, or interest or foreign currency exchange rate changes, for example, by changing the Fund's exposure from one foreign currency exchange rate to another.

     The Fund may also write put options on interest rate, securities index, precious metal or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index, precious metal or foreign currency futures contract in order to synthetically create an interest rate, securities index, precious metal or foreign currency futures contract. The options will have the same strike prices and expiration dates. The Fund will only engage in this strategy when it appears to be more advantageous to the Fund to do so as compared to purchasing the futures contract.

     The Fund may also purchase and write covered straddles on interest rate or securities index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contracts at the same exercise price. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that the futures contract will be more volatile during the term of the options than is implied by the option pricing. The Fund would enter into a short straddle when it believes that it is unlikely that the futures contract will be as volatile during the term of the options as is implied by the option pricing.

     Special Characteristics and Risks of Futures and Related Options Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to segregate in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities whose value is marked to the market daily generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract and certain options on currencies, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not involve borrowing to finance the futures or options transactions. Rather, initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Fund purchases a contract and the value of the contract rises, it receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.


     Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.


     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, it would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.


     In considering the Fund's use of futures contracts and options, particular note should be taken of the following:


     (1) Successful use by the Fund of futures contracts and options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies, precious metals and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, these contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the contract will not correlate with the movements in the prices of the securities, precious metals or currencies being hedged. For example, if the price of the securities index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to borrow or sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to it. If the price of the contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.


     (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or options position and the securities, precious metals or currencies being hedged, movements in the prices of these contracts may not correlate perfectly with movements in the prices of the hedged securities, precious metals or currencies due to price distortions in the futures and options market. There may be several reasons unrelated to the value of the underlying securities, precious metals or currencies that cause this situation to occur. First, as noted above, all participants in the futures and options market are subject to initial and margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts or options through offsetting transactions, distortions in the normal price relationship between the securities, precious metals, currencies and the futures and options markets may occur. Second, because the margin deposit requirements in the futures and options market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts or options over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

     (3) Positions in futures contracts and options on futures may be closed out only on an exchange or board of trade that provides a secondary market for such contracts. Although the Fund intends to purchase and sell such contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

     (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

     (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the underlying securities, precious metals or currencies.

     (6) As is the case with options, the Fund's activities in the futures and options on futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions and taxes; however, the Fund also may save on commissions by using futures contracts or options thereon rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

     Special Risks Related to Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

     Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in such a loss.


     Forward Currency Contracts. The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates or to enhance returns by speculation. The Fund may also use forward currency contracts in one currency or basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there will be a correlation between the two currencies.

     The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared or accrues, and the date on which such payments are made or received. The Fund also may hedge by using forward currency contracts in connection with portfolio positions.

     The Fund may also use forward currency contracts to shift the Fund's exposure from one foreign currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency will decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first currency with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. The Fund may also purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency will appreciate in value, but securities denominated in that foreign currency do not present attractive investment opportunities.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification or other investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract requiring the Fund to sell a currency, it may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.


     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although the use of forward currency contracts for hedging purposes limits the risk of loss due to a decline in the value of the hedged currencies, at the same time it limits any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                           INVESTMENT COMPANY COMPLEX

     The investment companies advised by affiliates of Winmill & Co. Incorporated ("Winco") ("Investment Company Complex") are:

                           Foxby Corp.
                           Global Income Fund, Inc.
                           Midas Dollar Reserves, Inc.
                           Midas Fund, Inc.
                           Midas Special Equities Fund, Inc.


                             OFFICERS AND DIRECTORS

     The Fund's board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Midas Management Corporation, the Investment Manager, Investor Service Center, Inc., Distributor, Unified Fund Services, Inc., Transfer and Dividend Disbursing Agent and Fund Accountant; and, State Street Bank and Trust Company, Custodian.

     The independent directors are also members of the Audit Committee of the Board of Directors. The Audit Committee meets once a year. The purpose of the committee is to meet with the Fund's independent auditors to review the Fund's financial reporting, external audit matters, review fees charged by the auditors and to evaluate the independence of the auditors. The committee is also responsible for recommending the selection, retention or termination of auditors and to review any other relevant matter to seek to provide the highest level of integrity and accuracy in the Fund's financial reporting.

     The Directors of the Fund, their respective offices, age and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each Director and officer is 11 Hanover Square, New York, NY 10005.


                                                                             Number of
                                                                           Portfolios in
                                                                            Investment
                                                                              Company
                                                                              Complex
Name, Principal Occupation, Business Experience                             Overseen by        Other Directorships
for Past Five Years, Address, and Age                  Director Since        Director           held by Director**
---------------------------------------------------  ------------------- ----------------- ----------------------------

---------------------------------------------------  ------------------- ----------------- ----------------------------
Independent Directors:
---------------------------------------------------  ------------------- ----------------- ----------------------------
BRUCE B. HUBER, CLU, ChFC, MSFS - He is a                   1995                 3                      0
Financial Representative with New England Financial,
specializing in financial, estate and insurance
matters. His address is 215 McClees Road, Red Bank,
NJ 07701. He is 74 years old.
---------------------------------------------------  ------------------- ----------------- ----------------------------

---------------------------------------------------  ------------------- ----------------- ----------------------------
JAMES E. HUNT - He is a Managing Director of Hunt           1995                 3                      0
Howe Partners LLC executive recruiting consultants.
His address is One Dag Hammarskjold Plaza, New York,
NY 10017.  He is 73 years old.
---------------------------------------------------  ------------------- ----------------- ----------------------------

---------------------------------------------------  ------------------- ----------------- ----------------------------
JOHN B. RUSSELL - He is a Director of Wheelock,             1995                 3                      0
Inc., a manufacturer of signal products, and a
consultant for the National Executive Service Corps.
His address is 334 Carolina Meadows Villa, Chapel
Hill, NC 27514. He is 81 years old.
---------------------------------------------------  ------------------- ----------------- ----------------------------

---------------------------------------------------  ------------------- ----------------- ----------------------------
Interested Directors:
---------------------------------------------------  ------------------- ----------------- ----------------------------
ROBERT D. ANDERSON* - Director, Vice Chairman.              2002                 3          Winmill & Co. Incorporated
He is Vice Chairman of the Investment Manager and
its affiliates. He is a former member of the
District #12, District Business Conduct and
Investment Companies Committees of the NASD. He
is 74 years old.
---------------------------------------------------  ------------------- ----------------- ----------------------------

---------------------------------------------------  ------------------- ----------------- ----------------------------
THOMAS B. WINMILL, ESQ.* - Director, Chief Executive        1997                 5          Bexil Corporation, Golden
Officer, President, and General Counsel of the Fund.                                          Cycle Gold Corporation,
He is President of the Investment Manager and the                                           Tuxis Corporation, Winmill
Distributor, and of their affiliates. He is a member                                            & Co. Incorporated
of the New York State Bar, the SEC Rules Committee
of the Investment Company Institute and the New York
Section member society of the American Institute of
Mining, Metallurgical, and Petroleum Engineers, Inc.
He is a son of Bassett S. Winmill. He is 44 years
old.
---------------------------------------------------  ------------------- ----------------- ----------------------------

*Robert D. Anderson and Thomas B. Winmill are "interested persons" of the Fund as defined by the 1940 Act, because of their positions with the Investment Manager.
**Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.


     The executive officers of the Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

THOMAS B. WINMILL, ESQ. - Chief Executive Officer, President, and General Counsel. (see biographical information above)

ROBERT D. ANDERSON - Vice Chairman. (see biographical information above)


BASSETT S. WINMILL - Chief Investment Strategist. He is the Chief Investment Strategist of the Investment Manager and the Chairman of the Board of one investment company in the Investment Company Complex. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father Thomas B. Winmill. He is 74 years old.

MARION E. MORRIS - Senior Vice President. She is a Senior Vice President of the Investment Manager and all the Funds since November 2000. She is Director of Fixed Income and a member of the Investment Policy Committee ("IPC") of the Investment Manager. She is 58 years old.

WILLIAM G. VOHRER - Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President. He joined the Fund in February 2001. From 1999 to 2001, he was an independent consultant specializing in accounting matters. Previously, he was Chief Financial Officer and Financial Operations Principal for Nafinsa Securities, Inc., a Mexican Securities broker/dealer. He is 53 years old.

MONICA PELAEZ, ESQ. - Chief Compliance Officer, Vice President and Associate General Counsel. She joined the Fund in May 2000. Previously, she was Special Assistant Corporation Counsel to the New York City Administration for Children's Services from 1998 to 2000 and an attorney with Debevoise & Plimpton. She is a member of the New York State Bar. She is 32 years old.

     The following table presents certain information regarding the beneficial ownership of the Fund's shares as of December 31, 2003 by each Director of the Fund owning shares on such date.


                                                                              Aggregate Dollar Range of Equity
                                                                          Securities in All Registered Investment
                                     Dollar Range of Equity Securities       Companies Overseen by Director in
Name of Director                                in the Fund                      Investment Company Complex
----------------------------------- -----------------------------------  ------------------------------------------

----------------------------------- -----------------------------------  ------------------------------------------
Independent Directors:
----------------------------------- -----------------------------------  ------------------------------------------
Bruce B. Huber                                     None                                     N/A
----------------------------------- -----------------------------------  ------------------------------------------
James E. Hunt                                   $1-$10,000                            $10,001-$50,000
----------------------------------- -----------------------------------  ------------------------------------------
John B. Russell                                 $1-$10,000                               $1-$10,000
----------------------------------- -----------------------------------  ------------------------------------------

----------------------------------- -----------------------------------  ------------------------------------------
Interested Directors:
----------------------------------- -----------------------------------  ------------------------------------------
Robert D. Anderson                           $50,001-$100,000                          over $100,000
----------------------------------- -----------------------------------  ------------------------------------------
Thomas B. Winmill                                  None                                over $100,000
----------------------------------- -----------------------------------  ------------------------------------------

     As of December 31, 2003, no independent director owned beneficially or of record any securities in the Fund's investment adviser or principal underwriter or in any person controlled by, under common control with, or controlling such investment adviser or principal underwriter.

     In considering approval of the continuance of the Investment Management Agreement, the directors reviewed, among other things, the expenses incurred by the Investment Manager in managing the Fund, the quality of the service provided by, and the investment performance of the Funds under the direction of the Investment Manager and the personnel that had been performing such services. The directors also considered the following factors: (1) the nature, quality and scope of services provided by the Investment Manager to the Fund; (2) the Investment Manager's capacity to continue to provide the advisory services currently being performed and other factors which would affect positively or negatively the continuation of those services; (3) the fairness of the contract terms; (4) the extent to which economies of scale, if available, have been taken into account in setting the fee schedule; (5) the existence of any potential direct or indirect benefit that the Investment Manager might receive from its management of the Fund; (6) the comparison of the advisory fees to those of similar funds; and (7) the profitability of investment advisory business and related revenues to the Investment Manager.

Compensation Table

                                                  Pension or               Estimated
                               Aggregate          Retirement Benefits      Annual             Total Compensation From Fund and
                               Compensation       Accrued as Part of       Benefits Upon      Investment Company Complex Paid
Name of Person, Position       From Fund          Fund Expenses            Retirement         to Directors
-----------------------------  ------------------ -----------------------  ------------------ --------------------------------------
Bruce B. Huber, Director       $8,166.68          None                     None               $15,500 from 3 Investment Companies
-----------------------------  ------------------ -----------------------  ------------------ --------------------------------------
James E. Hunt, Director        $8,166.68          None                     None               $15,500 from 3 Investment Companies
-----------------------------  ------------------ -----------------------  ------------------ --------------------------------------
John B. Russell, Director      $8,166.68          None                     None               $15,500 from 3 Investment Companies
-----------------------------  ------------------ -----------------------  ------------------ --------------------------------------

     Information in the above table is based on fees paid during the year ended December 31, 2003. The number of Investment Companies shown is as of December 31, 2003.

     No officer, Director or employee of the Fund's Investment Manager received any compensation from the Fund for acting as an officer, Director, or employee of the Fund. As of March 31, 2004, officers and Directors of the Fund beneficially owned, in the aggregate, less than 1% of the outstanding shares of the Fund. As of March 31, 2004, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 owned of record 18.80% of the Fund's outstanding shares.


     The Fund, the Investment Manager and Investor Service Center, Inc. (the Fund's distributor) each has adopted a Code of Ethics that permits its personnel, subject to such Code, to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Investment Manager's Code of Ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the Code's pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the Investment Manager's employees does not disadvantage the Fund.


                                  PROXY VOTING

     The Fund's Board of Directors has delegated the Fund's obligation to vote proxies, as described in the Fund's proxy voting policies and procedures, to an independent third party voting service. The Fund has retained the right to override the delegation to the independent third party voting service on a case by case basis. With respect to a vote upon which the Fund overrides the third party voting service delegation, to the extent that such vote presents a conflict of interest with management, the Fund will disclose such conflict to, and obtain consent from, the Fund's Independent Directors or a committee thereof, prior to voting. With respect to a vote upon which the Fund overrides the third party voting service delegation that vote does not present a conflict of interest with management, the Fund will vote the proxies in accordance with the Amended Proxy Voting Policies and Procedures attached to this Statement of Additional Information ("SAI") as Appendix B.

     In addition, for the one year period that will end June 30, 2004, the Fund will make available information regarding how the Fund voted proxies relating to its portfolio securities to shareholders without charge, upon request by calling the Fund toll-free at 1-800-472-4160 or on the Fund's website at http://www.midasfunds.com and on the SEC's website at http://www.sec.gov.


                               INVESTMENT MANAGER

     The Investment Manager, a registered investment adviser, is a wholly-owned subsidiary of Winco. The other principal subsidiaries of Winco include Investor Service Center, Inc., the Fund's distributor and a registered broker-dealer and CEF Advisers, Inc., a registered investment adviser.

     Winco is a publicly-owned company whose securities are listed on the Nasdaq Stock Market and traded in the over-the- counter market. Bassett S. Winmill, an affiliated person of the Fund, may be deemed a controlling person of Winco on the basis of his ownership of 100% of Winco's voting stock and, therefore, of the Investment Manager.

     Listed below are affiliated persons of the Fund who are also affiliated persons of the Investment Manager. The capacities by which they are affiliated are also included.

            Affiliated Persons of the Fund and the Investment Manager

Affiliated Person      Position(s) with Fund                                    Position(s) with Investment Manager
-----------------      ---------------------                                    -----------------------------------
Thomas B. Winmill      Director, CEO, President, General Counsel,  Chairman     Director, CEO, President, Chairman IPC,
                       IPC                                                      Portfolio Manager
Bassett S. Winmill     Chief Investment Strategist                              Chief Investment Strategist, Control Person,
                                                                                Portfolio Manager
Robert D. Anderson     Director, Vice Chairman                                  Director, Vice Chairman
Marion E. Morris       Senior Vice President                                    Senior Vice President, Portfolio Manager
William G. Vohrer      Vice President, CFO, Treasurer                           Vice President, CFO, Treasurer
Monica Pelaez          Vice President, CCO, Secretary, Associate General        Vice President, CCO, Secretary, Associate
                       Counsel                                                  General Counsel

                         INVESTMENT MANAGEMENT AGREEMENT

     The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. As compensation for its services to the Fund, the Investment Manager is entitled to a fee, payable monthly, based upon the Fund's average daily net assets. Under the Fund's Investment Management Agreement dated August 25, 1995, the Investment Manager receives a fee at the annual rate of:

    1.00% of the first $200 million of the Fund's average daily net assets
     .95% of average daily net assets over $200 million up to $400 million .90% of average daily net assets over $400 million up to $600 million .85% of average daily net assets over $600 million up to $800 million .80% of average daily net assets over $800 million up to $1 billion .75% of average daily net assets over $1 billion.

     The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.


     Under the Investment Management Agreement, the Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to, (a) salaries of administrative and clerical personnel; (b) brokerage commissions; (c) taxes and governmental fees; (d) costs of insurance and fidelity bonds; (e) fees of the transfer agent, custodian, legal counsel and auditors; (f) association fees; (g) costs of preparing, printing and mailing proxy materials, reports and notices to shareholders; (h) costs of preparing, printing and mailing the prospectus and statement of additional information and supplements thereto; (i) payment of dividends and other distributions; (j) costs of stock certificates; (k) costs of Board of Directors and shareholders meetings; (l) fees of the independent directors; (m) necessary office space rental; (n) all fees and expenses (including expenses of counsel) relating to the registration and qualification of shares of the Fund under applicable federal and state securities laws and maintaining such registrations and qualifications; and (o) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto. As of December 31, 2001, 2002 and 2003 the Fund paid the Investment Manager $350,729, $492,538 and $532,361, respectively.

     Pursuant to the Investment Management Agreement, if requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof. The Fund reimbursed the Investment Manager $47,608, $63,402 and $113,926 for the years 2001, 2002 and 2003, respectively, for providing certain administrative and accounting services at cost.

     The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against any liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.

     The Investment Management Agreement will continue automatically for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Fund who are not parties to the Investment Management Agreement, or interested persons of any such party. The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

     The Investment Management Agreement provides that the Investment Manager shall waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale or such lesser amount as may be agreed to by the Fund's Board of Directors and the Investment Manager. Currently, the Fund is not subject to any such state-imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation.

     Winco has granted the Fund a non-exclusive license to use various service marks including "Midas" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the Fund's investment manager shall not be the Investment Manager or another subsidiary of Winco. If the license is terminated, the Fund will eliminate all reference to those marks in its corporate name and cease to use any of such service marks or any similar service marks in its business.


                         CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

Where:   P        =        a hypothetical initial payment of $1,000;
         T        =        average annual total return;
         n        =        number of years; and
         ERV      =        ending redeemable value at the end of the period of a
                           hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and Rule 12b-1 fees, charged to all shareholder accounts.


Average Annual Total Returns For Periods Ended December 31, 2003.

                           One Year         43.79%
                           Five Years        7.82%
                           Ten Years        (5.20)%

Cumulative Total Return

     Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           CTR=( ERV-P )100
                                -------
                                   P

         CTR      =        Cumulative total return
         ERV      =        ending redeemable value at the end of the period of a
                           hypothetical $1,000 payment made at the beginning of
                           such period
         P        =        initial payment of $1,000

This calculation assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


     The cumulative total returns for the Fund for the one year, five year and ten year periods ended December 31, 2003 is 43.79%, 45.69% and (41.42)%, respectively.


Average Annual Total Return After Taxes on Distributions

     Average annual total return after taxes on distributions is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ATVD

Where:   P        =        a hypothetical initial payment of $1,000;
         T        =        average annual total return after taxes on
                           distributions;
         n        =        number of years; and
         ATVD     =        ending redeemable value at the end of the period of
                           a hypothetical $1,000 payment made at the beginning of such period, after taxes on fund distributions but not after taxes on sale of Fund shares.

This calculation assumes all dividends and other distributions, less the taxes due on such distributions, are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and Rule 12b-1 fees, charged to all shareholder accounts. Taxes on distributions are calculated using the highest individual marginal federal income rate.


Average Annual Total Returns After Taxes on Distributions For Periods Ended December 31, 2003.

                           One Year         43.79%
                           Five Years        7.82%
                           Ten Years        (5.47)%


Cumulative Total Return After Taxes on Distributions

     Cumulative total return after taxes on distributions is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            CTR=( ATVD-P )100
                                 -------
                                    P

         CTRD     =        Cumulative total return after taxes on distributions
         ATVD     =        ending redeemable value at the end of the period of
                           a hypothetical $1,000 payment made at the beginning
                           of such period, after taxes on fund distributions but
                           not after taxes on sale of Fund shares.
         P        =        initial payment of $1,000

This calculation assumes all dividends and other distributions, less the taxes due on such distributions, are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


     The cumulative total returns after taxes on distributions for the Fund for the one year, five year and ten year periods ended December 31, 2003 is 43.79%, 45.70% and (43.04)%, respectively.

Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares

     Average annual total return after taxes on distributions and sale of Fund shares is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ATVDS

Where:   P        =        a hypothetical initial payment of $1,000;
         T        =        average annual total return after taxes on
                           distributions and sale of Fund shares;
         n        =        number of years; and
         ATVDS    =        ending redeemable value at the end of the period of a
                           hypothetical $1,000 payment made at the beginning of such period, after taxes on fund distributions and sale of Fund shares.

This calculation assumes all dividends and other distributions, less the taxes due on such distributions and sale of Fund shares, are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and Rule 12b-1 fees, charged to all shareholder accounts. Taxes on distributions are calculated using the highest individual marginal federal income rate.


Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares For Periods Ended December 31, 2003.

                           One Year         28.46%
                           Five Years        6.43%
                           Ten Years        (3.92)%


Cumulative Total Return After Taxes on Distributions and Sale of Fund Shares

         Cumulative total return after taxes on distributions and sale of Fund shares is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           CTRDS=( ATVDS-P )100
                                  -------
                                     P

         CTRDS    =        Cumulative total return after taxes on distributions
                           and sale of Fund shares
         ATVDS    =        ending redeemable value at the end of the period of
                           a hypothetical $1,000 payment made at the beginning
                           of such period, after taxes on fund distributions and
                           sale of Fund shares.
         P        =        initial payment of $1,000

This calculation assumes all dividends and other distributions, less the taxes due on such distributions and sale of Fund shares, are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


     The cumulative total returns after taxes on distributions and sale of Fund shares for the Fund for the one year, five year and ten year periods ended December 31, 2003 is 28.46%, 36.56%, and (32.99)%, respectively.



                             DISTRIBUTION OF SHARES


     Pursuant to a Distribution Agreement, Investor Service Center, Inc. ("Distributor") 11 Hanover Square, New York, NY 10005, acts as principal distributor of the Fund's shares. Under the Distribution Agreement, the Distributor uses its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are sold continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for its distribution and service activities. During the fiscal year ended December 31, 2003, the Fund paid to the Distributor a fee in the amount of $133,090 under the Plan.


     In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

     Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

     With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly-owned subsidiary of Winco, in an attempt to obtain cost savings on the marketing of the Fund's shares. Bassett S. Winmill, an interested person of the Fund, owns 100% of the voting securities of Winco. Hanover Direct will provide services to the Distributor on behalf of the Fund at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to distribution expenses and represent a discount on marketing expense of the Distributor. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

     It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable the Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

     The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan), while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund has any direct or indirect financial interest in the operation of the Plan or any related agreement.


     The principal types of activities for which payments are or will be made under the Plan include those incurring charges for compensation, occupancy, telephone, fulfillment, advertising, printing, postage, dealer payments, and in-bound call center. Of the amounts paid by the Fund to the Distributor during the Fund's fiscal year ended December 31, 2003, representative amounts approximating $694 was for advertising, $15,204 for printing and mailing prospectuses and other information to other than current shareholders, $14,314 for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, $68,912 for compensation of sales personnel, and $23,534 for other miscellaneous expenses, including allocated occupancy and telephone expenses. These amounts have been derived by determining the ratio each such category represents to the total expenditures, $158,233, incurred by the Distributor in performing services pursuant to the Plan for such period and then applying such ratio to the total amount of compensation, $133,090, paid by the Fund and received by the Distributor pursuant to the Plan for such period.


                        DETERMINATION OF NET ASSET VALUE


     The Fund's net asset value per share is determined as of the close of regular trading in equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time, unless weather, equipment failure, or other factors contribute to an earlier closing) each day the NYSE is open for trading ("Business Day"). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Washington's Birthday (Presidents' Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Because a substantial portion of the Fund's net assets may be invested in gold, platinum and silver bullion, foreign securities and/or foreign currencies, trading in each of which is also conducted in foreign markets which are not necessarily closed on days when the NYSE is closed, the net asset value per share may be significantly affected on days when shareholders have no access to the Fund or its transfer agent.

     Investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of the Fund's Board of Directors.


     Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES

     The Fund will only issue shares upon payment of the purchase price by check made payable to the Fund's order in U.S. dollars and drawn on a U.S. bank, or by Federal Reserve wire transfer, the cost of such wire service to be paid by the shareholder. Third party checks, credit cards, and cash will not be accepted. No share certificates will be issued. Shares will be registered in the name of the shareholder or broker or its nominee by book entry in the stock transfer books of the Fund or its transfer agent. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. The Fund makes no guarantees with respect to available trading vehicles and no promise of a right to make trades via telephone, fax or internet. The Fund retains discretion to curtail market timing and prohibit such practices. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A shareholder's order will be priced at the Fund's net asset value next computed after such order is accepted by an authorized broker or the broker's authorized designee. Some transactions effected through financial intermediaries may be subject to different terms than those set forth in the Fund's prospectus. The Fund may redeem, at any time, at current net asset value all shares owned or held by any one shareholder having an aggregate current net asset value of any amount, subject to the requirements of applicable law. Individual Retirement Account (IRA) shareholders will not bear the expense of the custodian for such accounts. The expense of the custodian for IRA accounts will be borne by the Fund as a whole.

                             ALLOCATION OF BROKERAGE

     The Fund seeks to obtain prompt execution of orders at the most favorable net prices. Transactions are directed to brokers and dealers qualified to execute orders or provide research, statistical or other services, and who may sell shares of the Fund or other affiliated investment companies. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the charges of Fund service providers. No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on research, statistical or other services furnished to the Investment Manager or upon sale of Fund shares. Although Fund transactions in debt and over-the-counter securities with dealers acting as principals at net prices incur little or no brokerage costs, in increasing circumstances, however, the Fund will engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services and sales of shares of the Fund or other Funds advised by the Investment Manager or its affiliates. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include "brokerage and research services" as defined in Section 28(e)(3) of the 1934 Act, which presently include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.


     During the fiscal years ended December 31, 2001, 2002 and 2003, Midas Fund paid total brokerage commissions of approximately $80,301, $107,276 and $211,508, respectively, allocated to broker/dealers that provided research services. For the fiscal years ended December 31, 2001, 2002 and 2003, approximately no brokerage commissions were allocated to broker/dealers for selling shares of the Fund and other funds advised by the Investment Manager or its affiliates.


     Investment decisions for the Fund and for the other funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more funds. In such a case, the Investment Manager may combine orders for two or more funds for a particular security (a "bunched trade") if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. All accounts participating in a bunched trade shall receive the same execution price with all transaction costs (e.g. commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed shall be allocated among participating accounts pro rata on the basis of order size. In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular account to be sufficient, the portfolio manager may waive in writing such allocation. In such event, the account's pro rata allocation shall be reallocated to the other accounts that participated in the bunched trade. Following trade execution, portfolio managers may determine in certain instances that it would be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which would follow from a mechanical application of the procedures outlined above. Such instances may include (i) partial fills and special accounts (in the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated accounts with special investment objectives and policies some degree of priority over other types of accounts.); (ii) unsuitable or inappropriate investment (it may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question would be unsuitable or inappropriate for one or more of the accounts originally designated). While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

     The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund or other affiliated investment companies do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winco, the parent of the Investment Manager.

     The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains and taxes.

     From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of the Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the value of the investments in the Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Fund's Directors have further authorized the Investment Manager to place a portion of the Fund's brokerage transactions with any such brokers, if the Investment Manager reasonably believes that, in effecting the Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of the Fund may be credited by them against the fee they charge the Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

                             DISTRIBUTIONS AND TAXES

     When attempting to make a distribution to shareholders, if the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to redeposit a shareholder check, thereby crediting the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income would be taxed at corporate rates and shareholders would treat all distributions as dividends (that is, ordinary income).


     A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the seller received any capital gain distributions attributable to those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or any other distribution the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Any dividend or other distribution will have the effect of reducing the net asset value of the Fund's shares on the payment date by the amount thereof. Furthermore, any such dividend or other distribution, although similar in effect to a return of capital, will be subject to taxes. Dividends and other distributions may also be subject to state and local taxes.

     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain made by the Fund do not qualify for the dividends-received deduction.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of the Excise Tax by making adequate distributions.


     The Fund receives income in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of the Fund, constitutes a portion of its net investment income from which dividends may be paid. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g. foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.


     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund", then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long term capital gain over net short term capital loss) even if they are not distributed to the Fund; those amounts likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark-to-market," if any, its stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

     If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to the underlying property, then the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     Foreign Currencies. Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates between the time the Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders, as ordinary income, rather than affecting the amount of its net capital gain.

     Financial Instruments and Foreign Currencies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies -- will be treated as qualifying income under the Income Requirement.

     When a covered call option written (sold) by the Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than basis of the underlying security.

     Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

     The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                            CAPITAL STOCK INFORMATION

     Midas Fund has authorized capital of one billion shares of common stock, par value $0.01 per share. The Fund may issue additional series of shares. Currently, the Fund offers only one class of shares, but its Board of Directors is authorized to create additional classes and series.

     Fund stockholders are entitled to one vote for each share and a fractional vote for each fraction of a share they own. Voting rights are not cumulative. All shares of the fund are fully paid and non-assessable and have no preemptive or conversion rights. Shares may be redeemed from the Fund at their then current net asset value on any day that the Fund is open for business.

     There will be no annual meeting of stockholders for the election of directors or to transact other business except (a) as required by law; (b) as the chairman of the board, the president, or the co-president deems appropriate; or (c) as called by the secretary upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at such meeting, provided that (i) the stockholders' request states the purposes of the meeting and the matters to be acted on, and (ii) the stockholders requesting the meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.


                             REPORTS TO SHAREHOLDERS

     The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, operations, and changes in net assets of the Fund. The Fund's fiscal year ends on December 31.

                          CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 ("Custodian"), has been retained to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian is responsible for the safekeeping of the Fund's assets. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110, acts as the Fund's Transfer and Dividend Disbursing Agent and performs accounting services for the Fund.

     The Fund and/or the Distributor has entered into certain agreements with third party service providers ("Recordkeepers") pursuant to which the Fund participates in various "no transaction fee" programs offered by the Recordkeepers and pursuant to which the Recordkeepers provide distribution services, shareholder services, and/or co-transfer agency services. The fees of such Recordkeepers are charged to the Fund for co-transfer agency services and to the Distributor for distribution and shareholder services and allocated between the Distributor and the Fund in a manner deemed equitable by the Board of Directors.

                                    AUDITORS


     Tait, Weller & Baker ("Tait Weller"), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the Fund's independent accountant. Tait Weller audits the Fund's financial statements annually.


                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the fiscal year ended December 31, 2003, together with the Report of the Fund's independent accountant thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                    APPENDIX A - DESCRIPTIONS OF BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger that the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group Corporate Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

                            APPENDIX B - PROXY VOTING

                  Amended Proxy Voting Policies and Procedures

                                Midas Fund, Inc.

Midas Fund, Inc. (the "Fund") delegates the responsibility for voting proxies of portfolio companies held in each Fund's portfolio to Institutional Shareholder Services, Inc. ("ISS"). The Proxy Voting Guidelines of ISS (see attached) are incorporated by reference herein as the Fund's proxy voting policies and procedures, as supplemented by the terms hereof. The Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM -- NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supercede the Proxy Voting Guidelines of ISS in their entirety. In all cases, the Fund's proxies will be voted in the best interests of the Fund.

     With respect to a vote upon which the Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its investment adviser or any affiliated person of the Fund's Investment Manager, the Fund will disclose such conflict to, and obtain consent from, its Independent Directors (1), or a committee thereof, prior to voting the proxy.





         January 1, 2004

--------
1 Each Fund's Independent Directors are those directors who are not interested persons of the Fund, its investment adviser and distributor.

                                   ADDENDUM -
               NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address. As such, they cannot be "violated." In each case the vote will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

                           BOARD AND GOVERNANCE ISSUES

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of Independent Auditors

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.


Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board - that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock. However, we will typically not object to dual classes of stock.

Limit Directors' Tenure

In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.


Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

EXECUTIVE COMPENSATION

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership. However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder's best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

MERGERS AND ACQUISITIONS

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state's anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management's position. We may also elect to abstain or not vote on any given matter.

January 1, 2004

ISS Proxy Voting Guidelines

Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:
o An auditor has a financial interest in or association with the company, and is therefore not independent o Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:
o Attend less than 75 percent of the board and committee meetings without a valid excuse o Implement or renew a dead-hand or modified dead-hand poison pill
o Ignore a shareholder proposal that is approved by a majority of the shares outstanding o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years o Failed to act on takeover offers where the majority of the shareholders tendered their shares o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees o Are audit committee members and the non-audit fees paid to the auditor are excessive.
o Are inside directors or affiliated outside directors and the full board is less than majority independent o Sit on more than six boards
o Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation). In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and o Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following: Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties o Two-thirds independent board o All- independent key committees o Established governance guidelines

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry o Management's track record o Background to the proxy contest
o Qualifications of director nominees (both slates)
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Anti-takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: o Purchase price o Fairness opinion o Financial and strategic benefits
o How the deal was negotiated o Conflicts of interest o Other alternatives for the business o Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: o Impact on the balance sheet/working capital o Potential elimination of diseconomies o Anticipated financial and operating benefits o Anticipated use of funds o Value received for the asset

o Fairness opinion o How the deal was negotiated o Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy

Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY- CASE basis, taking into consideration the following: o Dilution to existing shareholders' position o Terms of the offer o Financial issues o Management's efforts to pursue other alternatives o Control issues o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: o The reasons for the change o Any financial or tax benefits o Regulatory benefits
o Increases in capital structure o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following: o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model o Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk. Liquidations Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following: o Prospects of the combined company, anticipated financial and operating benefits o Offer price o Fairness opinion o How the deal was negotiated o Changes in corporate governance o Change in the capital structure o Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: o Tax and regulatory advantages o Planned use of the sale proceeds o Valuation of spinoff o Fairness opinion o Benefits to the parent company o Conflicts of interest o Managerial incentives o Corporate governance changes o Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: o It is intended for financing purposes with minimal or no dilution to current shareholders o It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), o Cash compensation, and o Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization.
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.
Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans that do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: o Historic trading patterns o Rationale for the repricing o Value-for-value exchange o Option vesting o Term of the option o Exercise price o Participation.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85 percent of fair market value o Offering period is 27 months or less, and o The number of shares allocated to the plan is ten percent or less of the outstanding shares Vote AGAINST employee stock purchase plans where any of the following apply: o Purchase price is less than 85 percent of fair market value, or o Offering period is greater than 27 months, or o The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options) o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following: o The parachute should be less attractive than an ongoing employment opportunity with the firm o The triggering mechanism should be beyond the control of management o The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), o The availability and feasibility of alternatives to animal testing to ensure product safety, and o The degree that competitors are using animal- free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless: o The company has already published a set of animal welfare standards and monitors compliance o The company's standards are comparable to or better than those of peer firms, and o There are no serious controversies surrounding the company's treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account: o Whether the proposal focuses on a specific drug and region o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending o Whether the company already limits price increases of its products o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries o The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account: o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.
Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub- Saharan operations and how the company is responding to it, taking into account: o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees o The company's existing healthcare policies, including benefits and healthcare access for local workers o Company donations to healthcare providers operating in the region Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
o The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations o The company's initiatives in this regard compared to those of peer companies

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account: o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices o Whether the company has adequately disclosed the financial risks of its subprime business o Whether the company has been subject to violations of lending laws or serious lending controversies o Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke: o Whether the company complies with all local ordinances and regulations o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness o The risk of any health-related liabilities.
Advertising to youth:
o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations o Whether the company has gone as far as peers in restricting advertising o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth o Whether restrictions on marketing to youth extend to foreign countries o Cease production of tobacco-related products or avoid selling products to tobacco companies: o The percentage of the company's business affected o The economic loss of eliminating the business versus any potential tobacco-related liabilities. Spinoff tobacco-related businesses:
o The percentage of the company's business affected
o The feasibility of a spinoff
o Potential future liabilities related to the company's tobacco business. Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account: o Whether there are publicly available environmental impact reports o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills o The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills o Environmentally conscious practices of peer companies, including endorsement of CERES o Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents: o Approximate costs of complying with current or proposed environmental laws o Steps company is taking to reduce greenhouse gasses or other environmental pollutants o Measurements of the company's emissions levels o Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account: o The nature of the company's business and the percentage affected o The extent that peer companies are recycling o The timetable prescribed by the proposal o The costs and methods of implementation o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: o The nature of the company's business and the percentage affected
o The extent that peer companies are switching from fossil fuels to cleaner sources o The timetable and specific action prescribed by the proposal o The costs of implementation o The company's initiatives to address climate change Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

Sustainability Report

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
o A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or o A report based on Global Reporting Initiative (GRI) or similar guidelines.
Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless: o The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or o The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
o The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed o The degree that social performance is used by peer companies in setting pay o Violations or complaints filed against the company relating to the particular social performance measure o Artificial limits sought by the proposal, such as freezing or capping executive pay o Independence of the compensation committee o Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as: o The company is in compliance with laws governing corporate political activities, and o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions.
Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: o The nature and amount of company business in that country o The company's workplace code of conduct o Proprietary and confidential information involved o Company compliance with U.S. regulations on investing in the country o Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered: o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

o Agreements with foreign suppliers to meet certain workplace standards o Whether company and vendor facilities are monitored and how o Company participation in fair labor organizations o Type of business o Proportion of business conducted overseas o Countries of operation with known human rights abuses
o Whether the company has been recently involved in significant labor and human rights controversies or violations o Peer company standards and practices o Union presence in company's international factories Generally vote FOR reports outlining vendor standards compliance unless any of the following apply: o The company does not operate in countries with significant human rights violations o The company has no recent human rights controversies or violations, or o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account: o Company compliance with or violations of the Fair Employment Act of 1989 o Company anti-discrimination policies that already exceed the legal requirements o The cost and feasibility of adopting all nine principles o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles) o The potential for charges of reverse discrimination o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted o The level of the company's investment in Northern Ireland o The number of company employees in Northern Ireland o The degree that industry peers have adopted the MacBride Principles o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account: o Whether the company has in the past manufactured landmine components o Whether the company's peers have renounced future production Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
o What weapons classifications the proponent views as cluster bombs o Whether the company currently or in the past has manufactured cluster bombs or their components o The percentage of revenue derived from cluster bomb manufacturing o Whether the company's peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on: o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption o Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o The information is already publicly available or o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:
o The board composition is reasonably inclusive in relation to companies of similar size and business or o The board already reports on its nominating procedures and diversity initiatives.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account: o The degree of board diversity o Comparison with peer companies o Established process for improving board diversity o Existence of independent nominating committee o Use of outside search firm o History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: o The company has well-documented equal opportunity programs o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and o The company has no recent EEO-related violations or litigation. Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless: o The composition of senior management and the board is fairly inclusive o The company has well-documented programs addressing diversity initiatives and leadership development o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and o The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                           PART C -- OTHER INFORMATION

Item 23.  Exhibits

(a)  Articles of Incorporation. (1)

(b)  Amended Bylaws. (2)

(c)  (1)  Articles of Incorporation. (1)

     (2)  Amended Bylaws. (2)

(d)  Form of Investment Management Agreement. (3)

(e)  Form of Distribution Agreement. (3)

(f)  Not applicable.

(g)  (1)  Form of Custody Agreement with State Street Bank and Trust Company.
          (4)

(h) (1) Form of Master Repurchase Agreement with State Street Bank and Trust Company (6).

     (2) Form of Transfer Agency and Investment Accounting Agreement with Unified Fund Services, Inc. (4)

     (3)  (i)  Committted Credit Facility Agreement filed herein as
               Exhibit 23(h)(3)(i).

          (ii) Uncommittted Credit Facility Agreement filed herein as
               Exhibit 23(h)(3)(ii).

     (4)  Form of Segregated Account Procedural and Safekeeping Agreement. (5)

     (5)  Form of Retirement Plan Custodial Services Agreement. (5)

(i) Opinion and consent of counsel as to legality of securities being registered filed herein as Exhibit 23(i).

(j)  Accountants' consent filed herein as Exhibit 23(j).

(k)  Not applicable.

(l)  Agreement for providing initial capital. (3)

(m)  Plan of Distribution. (3)

(n)  Not applicable.

(p)  Amended Code of Ethics filed herein as Exhibit 23(p).


(1) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 27 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on April 28, 2000.

(2) Incorporated herein by reference to the corresponding exhibit to the Annual Report for Midas Fund, Inc., SEC file number 2-98229, filed on March 2, 1998.

(3) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 26 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on March 1, 2000.

(4) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 29 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on April 22, 2002.

(5) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 21 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on March 31, 1998.

(6) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 30 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on May 1, 2003.

Item 24.  Persons Controlled by or Under Common Control with Registrant

     Not  applicable.


Item 25.  Indemnification

     Indemnification. The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active and deliberate dishonesty,
(b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

     Registrant's Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expenses as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

     Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

     Registrant's Form of Investment Management Agreement between the Registrant and Midas Management Corporation ("Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or any shareholder of the Registrant for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     Section 9 of the Form of Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which theywere made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

     The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described agreements in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Investment Adviser

     Midas Management Corporation (the "Investment Manager") is a wholly-owned subsidiary of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winco"). Winco is also the parent of CEF Advisers, Inc. ("CEF"), a registered investment adviser and Investor Service Center, Inc., the Fund's distributor and a registered broker/dealer. The principal business of the Investment Manager and CEF since their founding has been to serve as investment managers to registered investment companies. The directors and officers of Winco and its subsidiaries are also directors and officers of the investment companies managed by the Investment Manager and CEF. The Investment Manager serves as investment manager of Midas Dollar Reserves, Inc., Midas Fund, Inc. and Midas Special Equities Fund, Inc. CEF serves as investment manager to Global Income Fund, Inc. and Foxby Corp.

     In addition, Thomas B. Winmill, Esq. is (i) Director, Chief Executive Officer, President of and General Counsel to the Fund; (ii) President of Midas Management Corporation (the Fund's investment manager), Investor Service Center, Inc. (the Fund's distributor and a registered broker-dealer) and their affiliates; and (iii) a director of York Insurance Services Group, Inc., 99 Cherry Hill Road, Parsippany, NJ; (iv) a director of Golden Cycle Gold Corporation, 1515 South Tejon Street, Colorado Springs, CO 80906; (v) President and a director of Bexil Corporation, 11 Hanover Square, New York, NY 10005; and
(vi) General Counsel and a director of Tuxis Corporation, 11 Hanover Square, New York, NY 10005.

Item 27.  Principal Underwriters

a) Investor Service Center, Inc. ("Service Center") serves as principal underwriter of Midas Dollar Reserves, Inc., Midas Fund, Inc. and Midas Special Equities Fund, Inc.

b) Service Center serves as the Registrant's principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.


Name and Principal          Position and Offices with Service Center   Position and Offices
Business Address                                                       with Registrant
--------------------------- ------------------------------------------ ---------------------------------
Thomas B. Winmill           Director,  Chairman, President,            Director, Chairman, President, Chief
11 Hanover Square           Chief Executive Officer and General        Executive Officer and General
New York, NY 10005          Counsel                                    Counsel

Bassett S. Winmill          Not Applicable                             Chief Investment Strategist
11 Hanover Square
New York, NY 10005

Robert D. Anderson          Representative                             Director, Vice Chairman
11 Hanover Square
New York, NY 10005

William G. Vohrer           Director, Vice Chairman, Vice              Vice President Treasurer, Chief
11 Hanover Square           President, Treasurer, Chief                Accounting Officer, Chief
New York, NY 10005          Accounting Officer, Chief                  Financial Officer
                            Financial Officer

Marion E. Morris            Not Applicable                             Senior Vice President
11 Hanover Square
New York, NY 10005

Monica Pelaez               Vice President, Chief Compliance           Vice President, Chief
11 Hanover Square           Officer, Secretary and Associate General   Compliance Officer, Secretary
New York, NY 10005          Counsel                                    and Associate General Counsel


c) The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 28. Location of Accounts and Records

     The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of Registrant's custodian) and Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204 (the offices of the Registrant's Transfer, Dividend Disbursing and Investment Accounting Services Agent).

Item 29.  Management Services

     Not  Applicable.

Item 30.  Undertakings

     Not  applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485
(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on the 29th day of April, 2004.


                                MIDAS FUND, INC.

                              /s/ Thomas B. Winmill
                              ---------------------
                              By: Thomas B. Winmill
                                    President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Thomas B. Winmill        Chairman, Director, President,     April 29, 2004
---------------------        Chief Executive Officer and
    Thomas B. Winmill        General Counsel

/s/ Robert D. Anderson       Vice Chairman, Director            April 29, 2004
----------------------
    Robert D. Anderson

/s/ William G. Vohrer        Treasurer, Chief Accounting        April 29, 2004
---------------------        Officer, Chief Financial Officer
    William G. Vohrer

/s/ Bruce B. Huber           Director                           April 29, 2004
------------------
    Bruce B. Huber

/s/ James E. Hunt            Director                           April 29, 2004
-----------------
    James E. Hunt

/s/ John B. Russell          Director                           April 29, 2004
-------------------
    John B. Russell

                                  EXHIBIT INDEX


EXHIBIT

(h)(3)(i)       Committed Credit Facility Agreement.

(h)(3)(ii)      Uncommitted Credit Facility Agreement.

(i)             Opinion and Consent of Counsel as to Legality of Securities
                Being Registered.

(j)             Accountant's Consent.

(p)             Amended Code of Ethics.